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      As Filed with the Securities and Exchange Commission on August 18, 1998

                                                Registration No. 333-
                                                                     -------

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                                    FORM S-8

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                            ERGO SCIENCE CORPORATION
             (Exact name of registrant as specified in its charter)

            Delaware                                           04-3271667
(State or other jurisdiction of                             (I.R.S Employer
 Incorporation or organization)                            Identification No.)


                              Charlestown Navy Yard
                                100 First Avenue
                        Charlestown, Massachusetts 02129
                  (Address, including ZIP code, of registrant's
                          principal executive offices)


  Ergo Science Corporation Amended and Restated 1995 Long -Term Incentive Plan
                            (Full title of the plans)


                            Ronald H. Abrahams, Ph.D.
                              Chairman of the Board
                            Ergo Science Corporation
                              Charlestown Navy Yard
                                100 First Avenue
                        Charlestown, Massachusetts 02129
                     (Name and address of agent for service)


                                  617-241-6800
          (Telephone number, including area code, of agent for service)


                                   Copies to:

                                ROBERT L. KIMBALL
                             Vinson & Elkins L.L.P.
                            3700 Trammell Crow Center
                                2001 Ross Avenue
                               Dallas, Texas 75201

                         CALCULATION OF REGISTRATION FEE

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

       Title of                                       Proposed                Proposed
      securities             Amount to be              maximum                maximum                Amount of
   to be registered           registered           offering price            aggregate           registration fee
                                                    per share (1)        offering price (1)

     Common Stock               250,000               $3.69                  $921,875                 $271.95

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(1)  Estimated solely for the purpose of calculating the registration fee in accordance with Rule 457(h), using the average of the high and low prices on August 12, 1998, as reported on the Nasdaq National Market.


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         The contents of the registration statement on Form S-8, file No.
333-2310, of Ergo Science Corporation, a Delaware corporation (the "Company"), filed with the Securities and Exchange Commission on March 13, 1996, the registration statement on Form S-8, File No. 333-07013, of Ergo Science Corporation, a Delaware corporation (the "Company"), filed with the Securities and Exchange Commission on June 27, 1996, and the registration statement on Form S-8, File No. 333-41791, of Ergo Science Corporation, a Delaware corporation (the "Company"), filed with the Securities and Exchange Commission on December 9, 1997, are hereby incorporated by reference.

Item 3.  Incorporation of Documents by Reference

         The following documents, which have been filed with the Commission by the Company, are hereby incorporated by reference into this registration statement on Form S-8 (this "Registration Statement').

         (a) Annual Report on Form 10-K for the year ended December 31, 1997 filed pursuant to Rule 13a-1 of the Rules and Regulations of the Commission under the Exchange Act; and

         (b) Current Report on Form 8-K filed on March 10, 1998 pursuant to Rule 13a-11 of the Rules and Regulations of the Commission under the Exchange Act; and

         (c) Quarterly Report on Form 10-Q for the quarterly period ended March 31, 1998, filed pursuant to Rule 13a-13 of the Rules and Regulations of the Commission under the Exchange Act; and

         (d) Quarterly Report on Form 10-Q for the quarterly period ended June 30, 1998, filed pursuant to Rule 13a-13 of the Rules and Regulations of the Commission under the Exchange Act.

         All documents filed by the Company pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act after the date of this Registration Statement and before the filing of a post-effective amendment to this Registration Statement which indicates that all shares of Common Stock offered hereunder have been sold or that deregisters all such shares then remaining unsold, shall be deemed to be incorporated by reference and to be part hereof from the date of filing of such documents.

Item 8. Exhibits

        5.    Opinion of Vinson & Elkins L.L.P

        10.1 Ergo Science Corporation Amended and Restated 1995 Long-Term Incentive Plan (Incorporated by reference to exhibit 10.19 to the Company's registration statement on Form S-1, file number 33-98162).

        10.2 First Amendment to the Ergo Science Corporation Amended and Restated 1995 Long-Term Incentive Plan (Incorporated by reference to exhibit 10.2 to the Company's registration statement on Form S-8, file number 33-07013).

        10.3 Second Amendment to the Ergo Science Corporation Amended and Restated 1995 Long-Term Incentive Plan (Incorporated by reference to exhibit 10.3 to the Company's registration statement on Form S-8, file number 33-41791).

        10.4 Third Amendment to the Ergo Science Corporation Amended and Restated 1995 Long-Term Incentive Plan

        23.1  Consent of PricewaterhouseCoopers L.L.P.

        23.2  Consent of Vinson & Elkins L.L.P. (included in Exhibit 5).


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Act, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Charlestown, State of Massachusetts, on August 18, 1998.

                                  Ergo Science Corporation
                                  (Registrant)


                                  By:    /s/ Ronald H. Abrahams, Ph.D.
                                         -----------------------------------
                                         Ronald H. Abrahams, Ph.D.
                                         President & Chief Executive Officer

         Pursuant to the requirements of the Securities Act, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

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

           Signature                                Title                                         Dated

/s/ Ronald H. Abrahams, Ph.D.                President, Chief Executive Officer &           August 18, 1998
-------------------------------------        Director (principal executive officer)
Ronald H. Abrahams, Ph.D.

/s/ David L. Castaldi
-------------------------------------        Director                                       August 18, 1998
David L. Castaldi

/s/ Anthony H. Cincotta, Ph.D.
-------------------------------------        Director                                       August 18, 1998
Anthony H. Cincotta, Ph.D.

/s/ Stephen A. Duzan
-------------------------------------         Director                                      August 18, 1998
Stephen A. Duzan

/s/ Francis M. Ferrara, Jr.
-------------------------------------         Controller (principal financial               August 18, 1998
Francis M. Ferrara, Jr.                       & accounting officer)

/s/ Ray L. Hunt
-------------------------------------         Director                                      August 18, 1998
Ray L. Hunt

/s/ Thomas F. McWilliams
-------------------------------------         Director                                      August 18, 1998
Thomas F. McWilliams

/s/ Stephen P. Smiley
-------------------------------------         Director                                      August 18, 1998
Stephen P. Smiley

/s/ W. Leigh Thompson, Jr.
-------------------------------------         Director                                      August 18, 1998
W. Leigh Thompson, Jr.


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                                  EXHIBIT INDEX
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


 Exhibit No.         Descriptions of Exhibits

    5.         Opinion of Vinson & Elkins L.L.P


   10.1 Ergo Science Corporation Amended and Restated 1995 Long-Term Incentive Plan (Incorporated by reference to exhibit 10.19 to the Company's registration statement on Form S-1, file number 33-98162)


   10.2 First Amendment to the Ergo Science Corporation Amended And Restated 1995 Long-Term Incentive Plan (Incorporated by reference to exhibit 10.2 to the Company's registration statement on Form S-8, file number 33-07013).


   10.3 Second Amendment to the Ergo Science Corporation Amended and Restated 1995 Long-Term Incentive Plan (Incorporated by reference to exhibit 10.2 to the Company's registration statement on Form S-8, file number 33-41791).


   10.4 Third Amendment to the Ergo Science Corporation Amended and Restated 1995 Long-Term Incentive Plan


   23.1        Consent of PricewaterhouseCoopers L.L.P.


   23.3        Consent of Vinson & Elkins L.L.P. (included in Exhibit 5)


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